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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 1, 2004


                Corporate Asset Backed Corporation, on behalf of
            CABCO Trust for Texaco Capital Inc. Guaranteed Debentures
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                       033-73666-01            22-3281571
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(STATE OR OTHER JURISDICTION           (COMMISSION          (I.R.S. EMPLOYER
    OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)


            445 Broad Hollow Road
                  Suite 239
              Melville, New York                            11747
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.  Other Events.

         This current report on Form 8-K relates to the semi-annual distribution reported to the holders of the Trust Certificates relating to 8-5/8% Texaco Capital Inc. Guaranteed Debentures due 2032, which was made on April 1, 2004.

         The Registrant is a trust (the "Trust") created by the Trust Agreement, dated as of November 1,1994, between Corporate Asset Backed Corporation, as depositor (the "Depositor"), and HSBC Bank USA, as trustee (the "Trustee"), providing for the issuance of $52,800,000 Trust Certificates for Texaco Capital Inc. Guaranteed Debentures (the "Certificates"). The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust's assets consist primarily of $52,800,000 principal amount of 8-5/8% Texaco Capital Inc. Guaranteed Debentures due 2032. ChevronTexaco Corporation, the guarantor of the 8-5/8% Texaco Capital Inc. Guaranteed Debentures due 2032, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports, statements and other information (including financial information) with the Securities and Exchange Commission ("SEC") (File No. 001-00368). You may read and copy any reports, statements and other information filed by ChevronTexaco Corporation with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC's public reference room at 450 Fifth Street, N.W. Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the ChevronTexaco Corporation and please refer to these periodic and current reports filed with the SEC.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (c) EXHIBITS.

         99.1 Trustee's Distribution Report with respect to the April 1, 2004 Distribution Date for the CABCO Trust for Texaco Capital Inc. Guaranteed Debentures
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CORPORATE ASSET BACKED CORPORATION
                           as Depositor of the CABCO Trust for
                           Texaco Capital Inc. Guaranteed Debentures

                           By:  /s/ James Hausmann
                                ------------------------------------
                                Name:  James Hausmann
                                Title: Vice President

Date:  April 14, 2004
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                                  EXHIBIT INDEX

Exhibit

         99.1 Trustee's Distribution Report with respect to the April 1, 2004 Distribution Date for the CABCO Trust for Texaco Capital Inc. Guaranteed Debentures